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                                                                    Exhibit 10.4


                                                                  EXECUTION COPY

                                   AMENDMENT NO. 2
                                          TO
                                 AMENDED AND RESTATED
                             LOAN AND SECURITY AGREEMENT



          AMENDMENT NO. 2 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment") dated as of January 7, 1998, among KMC TELECOM INC., a Delaware corporation ("KMC"), KMC Telecom II, Inc., a Delaware corporation ("KMC II"), KMC Telecom Leasing I LLC, a Delaware limited liability company ("Leasing I"), KMC Telecom Leasing II LLC, a Delaware limited liability company ("Leasing II"; KMC, KMC II, Leasing I and Leasing II being hereinafter collectively referred to hereinafter as the "Borrowers" ), and AT&T COMMERCIAL FINANCE CORPORATION, a Delaware corporation ("Lender").

          WHEREAS, the Borrowers and the Lender are parties to that certain Amended and Restated Loan and Security Agreement ("Loan Agreement") dated as of September 22, 1997, pursuant to which the Lender has agreed to make certain loans to the Borrowers; and

          WHEREAS, the Borrowers have requested the Lender to amend the Loan Agreement in the manner set forth herein, and Lender has agreed to such request;

          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender agree as follows:

          SECTION 1. AMENDMENT TO THE LOAN AGREEMENT. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto, the Loan Agreement shall be and hereby is amended as follows:

          (a) SECTION 1.02 is amended to delete the text of the definition of "CHANGE OF CONTROL and to substitute the following therefor:

               "CHANGE OF CONTROL" shall mean (A) other than by reason of the death or disability of Harold N. Kamine or prior to the raising of at least $100,000,000 in unsecured debt by the Borrowers or KMC Holdings, Harold N. Kamine ceases to have senior management responsibilities with respect to the Business and the other operations of the Borrowers, or (B) KMC Holdings no longer beneficially owns all of the outstanding Capital Stock of KMC or KMC II (other than as a result of the exercise of the Warrants), or (C) KMC shall no longer beneficially own all of the outstanding membership interests in Leasing I or (D) KMC II shall no


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               longer beneficially own all of the outstanding membership
               interests in Leasing II.

          (b) SECTION 1.02 is further amended to add in the definition of "GOVERNMENTAL AUTHORITY" the words "any nation or government," after the
     word "means" in the second    line of such definition.

          (c) SECTION 2.06(B) is amended to delete the word "ninth" in the second line and to substitute therefor the word "tenth" and under the caption "PAYMENT DATE NUMBER" to delete the number "9" and to substitute therefor the number "10".

          (d) SECTION 2.12(B) is amended to (i) in the third sentence thereof add the words "and all rights of subrogation" after the words "under this section" and (ii) add the following sentences after the third sentence thereof:

          Each Borrower agrees that any extension, forbearance or amendment, or any acceptance, release or substitution of security, or any impairment or suspension of Lender's remedies or rights against any other Borrower or the cessation of the liability of any other Borrower for any reason other than full and indefeasible satisfaction of all Obligations shall not in any way affect the liability of such Borrower. Each Borrower has provided itself of the means of remaining informed of the financial condition of each other Borrower, and waives any right to require Lender to keep it informed of the financial condition of any other Borrower.

          (e) SECTION 6,04(A) is amended by deleting the word "and" after the words "to its shareholders," on the twentieth line thereof and adding the words "; and (iv) KMC may repay any Debt, including interest thereon, payable to KMC Holdings as permitted pursuant to SECTION 6.13(X)" after the word "$800,000" and before the period on the twenty-third line thereof.

          (f) SECTION 9.03 is amended to add the words "or pursue any remedy" in the last sentence after the word "claim".



          SECTION 3.  REFERENCE TO AND EFFECT ON THE LOAN AGREEMENT.

          3.1. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan Agreement as modified hereby, and each reference to the Loan Agreement in any other document, instrument or agreement shall mean and be a reference to the Loan Agreement as modified hereby.

                                          2


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          3.2.  Except as specifically amended hereby, the Loan Agreement and other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          3.3. The execution, delivery and effectiveness of this Amendment shall neither (a) operate as a waiver of any right, power or remedy of the Lender under the Loan Agreement or any other document, instrument or agreement executed in connection therewith, or constitute a waiver of any provision contained therein, nor (b) be deemed to be a consent to any other or further actions or occurrences, except as specifically set forth herein.

          SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE OTHER REMAINING TERMS OF THE LOAN AGREEMENT AND THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW JERSEY.

          SECTION 5. PARAGRAPH HEADINGS. The paragraph headings contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

          SECTION 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                               [Signature Page Follows]

                                          3


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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                        KMC TELECOM INC.


                                        By:
                                           -------------------------------------
                                             Name:  Cynthia Worthman
                                             Title:  Vice President and CFO


                                        KMC TELECOM II, INC.


                                        By:
                                           -------------------------------------
                                             Name:  Cynthia Worthman
                                             Title:  Vice President and CFO


                                        KMC TELECOM LEASING I LLC


                                        By:
                                           -------------------------------------
                                             Name:  Cynthia Worthman
                                             Title:  Vice President and CFO


                                        KMC TELECOM LEASING II LLC


                                        By:
                                           -------------------------------------
                                             Name:  Cynthia Worthman
                                             Title:  Vice President and CFO


                                        AT&T COMMERCIAL FINANCE
                                          CORPORATION


                                        By:
                                           -------------------------------------
                                             Name:
                                             Title:


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ACCEPTED AND AGREED TO:

CORESTATES BANK, N.A.


By:
   ----------------------------
Its:
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GE CAPITAL CORPORATION


By:
   ----------------------------
Its:
    ---------------------------